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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in registration statement Nos. 33-20026, 33-20031, 33-42410, 33-42419 and 333-68157 of Jan Bell Marketing, Inc.
on Forms S-8 of our report dated March 17, 2000, appearing in this Annual Report on Form 10-K of Jan Bell Marketing, Inc. for the year ended January 29, 2000.


/s/ Deloitte & Touche LLP


Certified Public Accountants
Miami, FL


April 18, 2000